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                                                                    EXHIBIT 23.1




                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement No. 333-46706 of Hydril Company on Form S-8 of our report dated March 1, 2004, appearing in this Annual Report on Form 10-K of Hydril Company for the year ended December 31, 2003.



Deloitte & Touche LLP
Houston, Texas
March 12, 2004